UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

Commission File Number 000-18730

DARKPULSE, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	87-0472109
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

815 Walker Street, Suite 1155, Houston, TX 77002

(Address of principal executive offices)

800-436-1436

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On March 29, 2023, DarkPulse, Inc., a Delaware corporation (the “Company”), entered into a Manufacturing Services Agreement (the “Agreement”) with Sanmina Corporation, a Delaware corporation (“Sanmina”). The initial term of the Agreement is for one year, unless terminated sooner by mutual agreement of the parties. After the first year, the Agreement will continue from year-to-year until terminated by either party upon 30 days’ prior written notice to the other party. The term will automatically extend to include the term of any purchase order.

Pursuant to the Agreement, the Company may purchase from Sanmina products specified by the parties, as amended from time to time at the prices set forth in Exhibit A of the Agreement. Subject to certain exclusions and adjustments specified in the Agreement, pricing will remain fixed for the term of the Agreement; however they will be reviewed quarterly by Sanmina with a right to revise to account for certain variables provided for in the Agreement.

In addition, the Company will issue to Sanmina specific orders for products covered by the Agreement and Sanmina will confirm each order within five business days of receipt. Subject to certain exclusions contained in the Agreement, Sanmina warrants that, for a period of one year from the date of manufacture of any product, the product will be free from defects in workmanship.

Prior to the conclusion of the term, the Agreement may be terminated for cause, convenience, or by operation of law (as defined in the Agreement).

The Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Manufacturing Services Agreement dated March 29, 2023 with Sanmina Corporation, a Delaware corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DarkPulse, Inc.

Date: March 30, 2023	By:	/s/ Dennis O’Leary
Dennis O’Leary, Chief Executive Officer

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